               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         Date of Report:


                         August15, 1996



                   Export Funding Corporation
     (Exact name of registrant as specified in its charter)

  Delaware                 33-49560              56-1782848
(State of other juris-    (Commission           (I.R.S. Employer
 diction of incorporation) Registration Number) Identification Number)


                   Export Funding Corporation
                  NationsBank Corporate Center
                       100 N. Tryon Street
                          NC1007-07-01
                Charlotte, North Carolina  28255
                         (704) 386-4032
   _______________________________________________________
   (Address of Registrant's principal executive office and Registrant's telephone number, including area code)

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Item 5.  Other Events

          This Current Report on Form 8-K is being filed to file a copy of the semi-annual Servicer's Report, dated August 9, 1996, delivered to the Trustee by the Servicer relating to the August 15, 1996 distribution by the Trust on the Class A and Class B Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits:

          28.  Servicer's Report, dated August 9, 1996.


                        SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EXPORT FUNDING CORPORATION



                              By:  /s/Michael T. Timoney
                                   Michael T. Timoney
                                   Assistant Vice President


Dated:  August 15, 1996

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                        SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EXPORT FUNDING CORPORATION



                              By:  /S/MICHAEL T. TIMONEY
                                   Michael T. Timoney
                                   Assistant Vice President


Dated: August 15, 1996
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                      EXHIBIT INDEX


                                   Sequentially
                                   Numbered
Exhibit No.         Description              Page

     28        Servicer's Report, dated
               August 9, 1996

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